VAN KAMPEN UNIT TRUSTS, SERIES 454
                  DENT GLOBAL DEMOGRAPHICS PORTFOLIO, SERIES 2

              SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 2, 2004

         Notwithstanding anything to the contrary in the prospectus, for transactions involving unitholders of other unit investment trusts who use their redemption or termination proceeds to purchase Units of the Portfolio, the regular broker-dealer concession or agency commission will amount to 2.70% per Unit.

Supplement Dated:  October 5, 2004